Walthausen Small Cap Value Fund

March 31, 2009
First Quarter

Investment Objective

The Walthausen Small Cap Value Fund seeks long-term capital appreciation.

Investment Policy

The Fund invests primarily in common stocks of small capitalization companies defined as those with a market capitalization of $2 billion or less at the time of purchase. Normally, the Fund will invest at least 80% of its net assets in small capitalization stocks.

Investor Profile

The fund may be suitable to investors seeking long-term growth of capital, who can tolerate the risks associated with investing in small capitalization common stocks. The earnings and prospects of these companies are generally more volatile than larger companies.

PERFORMANCE SUMMARY (as of March 31, 2009)

	Q1 2009	1 Yr	Since Inception * (2/1/08)
Walthausen Small Cap Value Fund	-19.12%	-31.52%	-31.62%
Russell 2000 Value Index	-19.64%	-38.89%	-35.98%

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate so that when an investor's shares, when redeemed, may be worth more or less than their original cost. The current performance may be lower or higher then the performance data quoted. Investors may obtain performance data current to the most recent month-end by calling (888) 925-8428. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

* Average Annualized Total Return since inception

The Russell 2000 Value Index measures the performance of small cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

FUND INVESTMENT STYLE

The Fund's investment advisor searches for securities across the broad universe of small capitalization companies, using a proprietary scoring model to identify companies that are trading at a discount to intrinsic value. Research is generated internally, avoiding external sell-side analysis. The two critical areas for analysis are the cash flow statement and balance sheet which allow an evaluation of a company's sustainable free cash flow. This cash flow can be used to invest and expand, acquire other companies, reduce debt, buy in stock or pay dividends. Investment decisions are made on the basis of whether the company is selling at a discount valuation, management has an achievable plan for building shareholder value, and their track record suggests they are capable of implementing the strategy.

Key Fund Facts

Inception date:	02/01/08
Cusip:	933310104
Net Assets	$7.5 million
NAV:	$6.43
Net Expense Ratio:	1.48%*

Investment Minimums

Regular Account..................	$2,500
Automatic Reinvestment Plan...	$2,500
IRA Account.........................	$2,500

* Effective August 1, 2008.

PORTFOLIO MANAGER:

The Portfolio Manager of the fund is John Walthausen, CFA, a thirty year veteran in small cap investing. He is CIO of the Investment Adviser to the Fund, Walthausen & Co., LLC, which he formed in August, 2007. He is assisted by the investment team that joined him from his former employer, Paradigm Capital Management. At Paradigm, he was the portfolio manager of the Paradigm Value Fund, which he managed from the fund's inception in Jan 2003, through to the time of his departure in July, 2007.

Investment Adviser:
Walthausen & Co., LLC
9 Executive Park Drive.
Clifton Park, NY 12065
(518) 371-3450

Transfer Agent:
Mutual Shareholders Services

Custodian Bank:
Huntington National Bank

Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling (888) 925-8428. The prospectus should be read carefully before investing.

WALTHAUSEN FUNDS
(888) 925-8428
www.walthausenfunds.com

Walthausen Small Cap Value Fund

March 31, 2009
First Quarter

Fund Characteristics (as of 3/31/09)

No. of Holdings	67
Median Market Cap	$345m
Trailing 12 month PE	13.5
Median Price-to-Book	1.15
Return on Equity	14.5

Source: Thomson Portfolio Analytics

TOP TEN HOLDINGS (as of 3/31/09)

	(% of net assets)
Vishay Intertechnology Inc.	3.4
CDI Corporation	3.0
Rehabcare Group, Inc	2.9
Molina Healthcare, Inc.	2.8
CSS Industries Inc.	2.8
Kapstone Paper and Packaging	2.6
Ocwen Financial Corp.	2.6
Telephone & Data Systems.	2.5
Kirby Corp.	2.4
ATC Technology	2.2

Fund holdings and asset allocations are subject to change, and are not recommendations to buy or sell any security.

SECTOR ALLOCATION (as of 3/31/09)

	(% of net assets)
Consumer Discretionary	23.3
Industrials	22.7
Financials	16.6
Information Technology	10.6
Materials	8.7
Health Care	8.6
Telecomm Services	4.8
Energy	2.3
Consumer Staples	2.0
Utilities	0.0
	99.5
Net Cash*	0.5

** Net cash represents cash equivalents and other assets less liabilities. Sectors are defined by GICS. Allocations are subject to change.*

TOP FIVE HOLDINGS PROFILE (3/31/09)

Vishay Intertechnology (3.4%)

Engages in the manufacture and supply of semiconductors and passive electronic components in the United States, Europe, and Asia.

CDI Corporation (3.0%)

Provides engineering and information technology outsourcing solutions and professional staffing in the United States, Canada, and the United Kingdom.

Rehabcare Group, Inc (2.9%)

Provides rehabilitation program management services in in the United States. It operates in four segments: Contract therapy; hospital rehabilitation services; free standing hospitals; and consulting..

Molina Healthcare (2.8%)

Operates as a multi-state managed care organization participating in government-sponsored healthcare programs. The company also contracts with primary care physicians, physicians groups, hospitals and other medical care providers.

CSS Industries (2.8%)

Engages in the design, manufacture, procurement, distribution, and sale of seasonal and social expression products including gift wrap, bags and boxes, and boxed greeting cards. Products are sold through various channels throughout the US.

Fund holdings and asset allocations are subject to change and are not recommendations to buy or sell any security. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling (888) 925-8428. The prospectus should be read carefully before investing.

WALTHAUSEN FUNDS
(888) 925-8428
www.walthausenfunds.com